DISTRIBUTION AGREEMENT












                            ITC LEARNING CORPORATION

                                     - and -

                              INFOCAST CORPORATION

                                TABLE OF CONTENTS

ARTICLEI - RECITALS CORRECT...................................................1
            1.01        Recitals Correct......................................1

ARTICLE II - INTERPRETATION...................................................2
            2.01        Defined Terms.........................................2
            2.02        Other Uses............................................3
            2.03        United States Funds...................................3
            2.04        Headings, etc.........................................3
            2.05        Gender................................................3
            2.06        Governing Law.........................................3
            2.07        Time of the Essence...................................3
            2.08        Schedules.............................................3

ARTICLE III - CAPACITY TO CONTRACT............................................4
            3.01        Covenants of ITC......................................4
            3.02        Covenants of InfoCast.................................4

ARTICLE  IV - APPOINTMENT AND GRANT OF DISTRIBUTION RIGHTS TO INFOCAST........5
            4.01        Grant of Appointment and Attendant Rights.............5
            4.02        Conversion............................................5
            4.03        Relationship of Parties...............................5
            4.04        Preferred Pricing.....................................6

ARTICLE V - THE PRODUCTS......................................................6
            5.01        Title to Products.....................................6
            5.02        New Products..........................................6
            5.03        Creation, Modification and Use of Products............6

ARTICLE VI - RESPONSIBILITIES OF ITC..........................................7
            6.01        Ongoing Responsibilities of ITC.......................7
            6.02        Source Code Use and Protection........................7

ARTICLE VII - CO-OPERATIVE DISTRIBUTION, MARKETING AND INFORMATION SHARING....8
            7.01        Co-operative Distribution.............................8
            7.02        Co-operative Marketing Commitments....................8
            7.03        Sharing of Client Lists and Related Information.......9

ARTICLE VIII - FINANCIAL ARRANGEMENTS.........................................9
            8.01        Distribution Rights Fee...............................9
            8.02        Revenue Sharing......................................10

ARTICLE IX - ARBITRATION.....................................................11
            9.01        Arbitration..........................................11

ARTICLE X - CONFIDENTIALITY PROVISIONS.......................................12
            10.01       Confidentiality......................................12

ARTICLE XI - ASSIGNMENT......................................................12
            11.01       Assignment...........................................12

ARTICLE XII - TERM, TERMINATION AND SURVIVAL.................................12
            12.01       Term.................................................12
            12.02       Termination..........................................12
            12.03       Survival.............................................13

ARTICLE XIII - GENERAL CONTRACT PROVISIONS...................................13
            13.01       Entire Agreement.....................................13
            13.02       Severability.........................................13
            13.03       Agreement Binding Upon Successors and Assigns........14
            13.04       Waiver of Obligations................................14
            13.05       Notices..............................................14
            13.06       Counterparts.........................................15

SCHEDULE "1".................................................................17
            PRODUCTS    17

SCHEDULE "2".................................................................18
            REQUIRED SOURCE CODE COMPONENTS..................................18

SCHEDULE "3".................................................................19
            PERMITTED ENCUMBRANCES...........................................19

                             DISTRIBUTION AGREEMENT

            THIS AGREEMENT made as of the 12th day of March, 1999.

B E T W E E N:

            INFOCAST CORPORATION, a corporation incorporated under the laws of the State of Nevada

            (hereinafter called "InfoCast")

                                                               OF THE FIRST PART

            ITC LEARNING CORPORATION, a corporation incorporated under the laws of the State of Maryland

            (hereinafter called "ITC")

                                                              OF THE SECOND PART


            WHEREAS the parties hereto entered into a Memorandum of Understanding dated December 15, 1998 (the "MOU"), together with International Goldfields Limited ("IGL"), pursuant to which such parties agreed to the terms and principles pursuant to which ITC is willing to grant InfoCast certain distribution rights to products developed by and licensed to ITC;

            AND WHEREAS IGL will, contemporaneously with the execution of this agreement, assign to InfoCast all rights and obligations it has under the MOU and InfoCast has agreed to accept such assignment;

            AND WHEREAS the parties hereto wish to have this agreement prescribe the definitive terms of their commercial relationship as generally contemplated in the MOU.

            NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the mutual covenants and agreements herein contained and for other good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged) the parties hereby agree as follows:

                          ARTICLE I - RECITALS CORRECT

1.1         Recitals Correct

            The parties hereby acknowledge and declare that the foregoing recitals are true and correct in substance and in fact.

                           ARTICLE II - INTERPRETATION

2.01        Defined Terms

            In this agreement, any amendment to this agreement or any schedule to this agreement, unless the context indicates the contrary:

            (1) "agreement" means this agreement between InfoCast and ITC;

            (2) "Electronic Distribution" means electronic distribution effected by InfoCast via any electronic delivery medium, including the InfoCast delivery engine, through any distribution infrastructure including, without limitation, intranets, the internet, cable networks (excluding public television broadcasting), telephone networks, wireless telecommunications and satellite;

            (3) "Electronically Convert" or "Electronically Converted" means the conversion by InfoCast of Products into an electronic format capable of Electronic Distribution;

            (4)         "End  User"  means  an  individual   learner/user  of  a
                        Product;

            (5) "License Agreement" means an agreement between InfoCast and licensees of Electronically Converted Products disseminated by InfoCast via Electronic Distribution which shall be consistent with industry standards and satisfactory to both ITC and InfoCast;

            (6) "Licensed Purchasers" means those End Users to whom Products are distributed by InfoCast, ITC or their authorized distribution agents via Electronic Distribution;

            (7) "person" means and includes an individual, body corporate, sole proprietorship, partnership, firm, joint venture, trust, trustee, government agency or board or commission or instrumentality or authority and any other form of entity or organization, whether or not incorporated;

            (8) "Preferred Pricing" means pricing at the best discounted rate charged by a party to its most favoured customer excluding the General Services Administration of the United States Government;

            (9) "Products" means the entire existing curriculum of products offered by ITC which have either been created by ITC or are under licence owned by ITC with restrictions as listed in Schedule A1" hereto and all future products developed or licensed by ITC from time to time;

            (10)        "Source Code" mean those  properties  listed in Schedule
                        "2";

            (11)        "Territory" means everywhere in the world; and

            (12) "User Licenses" means non-transferrable and non-exclusive licences of the Products disseminated by InfoCast via Electronic Distribution as prescribed in the form of License Agreement.

2.2         Other Uses

            References to "this agreement", "the agreement", "hereof", "herein", "hereto" and like references refer to this Distribution Agreement and to all schedules hereto.

2.3         United States Funds

            All dollar amounts referred to in this agreement shall be in United States funds.

2.4         Headings, etc.

            The division of this agreement into articles, sections, subsections and schedules and the use of headings are interpretation or construction of this agreement.

2.5         Gender

            All words and personal pronouns relating thereto shall be read and be construed as the number and gender of the party or parties referred to in each case required and the verb shall be construed as agreeing with the prior word and/or pronoun.

2.6         Governing Law

            This agreement shall be construed by the laws of the State of Delaware and the parties hereby irrevocably attorn to the jurisdiction of the courts of said state.

2.7         Time of the Essence

            Time shall be of the essence of this agreement and in every part hereof and no extension or variation of this agreement shall operate as a waiver of this provision.

2.8         Schedules

            The following are the schedules attached to and incorporated in this agreement by reference and deemed to be a part hereof:

            Schedule                   Description of Schedule
            --------                   -----------------------

              "1"                      Products
              "2"                      Required  Source  Code Components
              "3"                      Permitted Encumbrances

                       ARTICLE III - CAPACITY TO CONTRACT

3.1         Covenants of ITC

            ITC hereby covenants, represents and warrants that:

            (a) it is entitled to grant to InfoCast the rights granted herein;

            (b) it is not a party to or subject to any other agreement in conflict with this agreement;

            (c) the execution and delivery by it of this agreement has been duly authorized; and

            (d) the execution and delivery by it of this agreement and the fulfilment of the terms and conditions hereof do not and will not result in the breach of any of the terms, conditions, provisions of its constating documents, as amended, by-laws or resolutions of the directors or shareholders of it or any license, permit, contract, agreement, instrument, order, decree or writ issued to it or to which it is a party or by which it is bound or constitute a default (or would with the passage of time or the giving of notice, or both, constitute a default) under any contract, agreement or instrument to which it is a party or by which it is bound.

3.2         Covenants of InfoCast

            InfoCast hereby represents, covenants and warrants that:

            (a) it is not a party to or subject to any agreement in conflict with this agreement;

            (b) the execution and delivery by it of this agreement has been duly authorized; and

            (c) the execution and delivery by it of this agreement and the fulfilment of the terms and conditions hereof do not and will not result in the breach of any of the terms, conditions, provisions of its constating documents, as amended, by-laws or resolutions of the directors or shareholders of it or any license, permit, contract, agreement, instrument, order, decree or writ issued to it or to which it is a party or by which it is bound or constitute a default) under any contract, agreement or instrument to which it is a party or by which it is bound.

                       ARTICLE 4 - APPOINTMENT AND GRANT
                       OF DISTRIBUTION RIGHTS TO INFOCAST

4.1         Grant of Appointment and Attendant Rights

            Subject to the terms and conditions set forth herein, ITC appoints InfoCast as a non-exclusive distributor to market and sell the Products in their current format (CD ROM platform) ("Non-converted Products"). ITC further grants to InfoCast and InfoCast hereby accepts a non-exclusive perpetual license to use the Products, after they have been Electronically Converted as contemplated in section 4.02 hereof, in the Territory for an unlimited term. ITC hereby grants InfoCast the perpetual rights to effect Electronic Distribution of the Products, for an unlimited term, in the Territory to Licensed Purchasers subsequent to conversion of the Products by InfoCast as contemplated in Section 4.02 hereof. InfoCast hereby accepts said appointment and agrees that all electronic conversion and Electronic Distribution of Products and all sales of Non-converted Products by it shall be effected in accordance with the terms and conditions of this agreement.

4.2         Conversion

            (a) ITC hereby grants InfoCast the unrestricted right to Electronically Convert all the Products. InfoCast and ITC agree that any Products Electronically Converted by InfoCast may be electronically distributed in perpetuity by both InfoCast and ITC and that revenues generated therefrom shall be shared in accordance with Article VIII hereof.

            (b) ITC may have a third party other than InfoCast (the "third party") electronically convert certain Products provided ITC gives written notice to Infocast, within ten (10) days of engagement of the Third Party confirming its engagement of a Third Party and stating which Products the Third Party will be electronically converting. Any such engagement of a Third Party by ITC does not relieve ITC of its obligation hereunder to provide InfoCast all the Products for electronic conversion during the term of this agreement. Furthermore, ITC will use it best efforts to ensure that any Products electronically converted by a Third Party during the term of this agreement shall be made available to InfoCast for Electronic Distribution and revenues generated therefrom shall be shared between InfoCast and ITC in the manner prescribed in Section 8.02(b).

4.3         Relationship of Parties

            The relationship of InfoCast to ITC under this agreement is that of an independent contractor. This agreement shall in no way constitute InfoCast a partner, joint venturer, agent, servant, employee or legal representative of ITC. The parties shall have no authority to bind, obligate or incur any liability on behalf of one another in any way whatsoever and shall be solely responsible for its own obligations and liabilities and shall have no right to indemnity or contribution from the other in respect thereof.

4.4         Preferred Pricing

            InfoCast and ITC agree that they shall offer each other Preferred Pricing in connection with the sale of goods and services to each other.

                            ARTICLE 5 - THE PRODUCTS

5.1         Title to Products

            (a) ITC hereby represents and warrants that it has full title and right to possession of all the Products, as described and subject to the restrictions listed in Schedule "I", free and clear of any interest, lien, encumbrance or claim of any person and that there are no impediments to ITC granting to InfoCast Electronic Distribution rights in respect of the Products as contemplated by this agreement other than as disclosed in Schedule A3" hereof.

            (b) ITC and InfoCast agree that all Products Electronically Converted by InfoCast shall, upon completion of such conversion, become a new product that is a derivative of certain intellectual property contributed by each of ITC and InfoCast (the "Derivative Product"). Notwithstanding that InfoCast will have certain intellectual property rights in the Derivative Product, InfoCast hereby acknowledges and agrees that (other than the perpetual license granted herein to use the Products) it has no interest in or claims to any intellectual property rights specific to the Products which InfoCast acknowledges and agrees are the exclusive rights of ITC. All revenue derived from the sale/licensing of Electronically Converted Products effected via Electronic Distribution shall be shared in accordance with Section 8.02(b) and such revenue sharing arrangements shall survive the term of this agreement.

5.2         New Products

Any new products developed from time to time by ITC shall be added to the list of Products in respect of which InfoCast has Electronic Distribution and conversion rights in accordance with this agreement.

5.3         Creation, Modification and Use of Products

            The parties agree that:

            (a)         InfoCast  shall use its best  efforts  to  maintain  the
                        integrity of all the intellectual property of all Products which it electronically converts for the purpose of effecting Electronic Distribution thereof;

            (b) ITC shall promptly disclose to InfoCast all particulars of any improvement or further invention applicable to any of the Products which is made or discovered by ITC or any of its employees or which comes to ITC's knowledge; and

            (c) ITC shall at all time supply to InfoCast new or updated Products which have been modified, altered or improved in any manner whatsoever.


                      ARTICLE 6 - RESPONSIBILITIES OF ITC

6.1         Ongoing Responsibilities of ITC

            ITC agrees that it will:

            (a) provide upon execution of this agreement Products as defined in Schedule 1 to InfoCast for the purpose of being electronically Converted; and

            (b)         provide  Source  Code for the  Products  as  defined  in
                        Schedule 1, including any updated Source Code for Products previously delivered under the parties December 15, 1998 MOU, which shall be delivered to InfoCast upon execution of this agreement. Source Code shall consist of, but not necessarily limited to the items defined in
                        Schedule 2 ; and

            (c) make available and provide to InfoCast without delay all Source Code for all Products for the purpose of being Electronically Converted when requested by InfoCast; and

            (d) refer to InfoCast all inquiries relating to Electronic Distribution of the Products from Licensed Purchasers.

6.2         Source Code Use and Protection

            (a) ITC acknowledges and agrees that all Source Code provided to InfoCast is provided and granted to InfoCast for the purpose of being Electronically Converted by InfoCast and InfoCast cannot be compelled by ITC or its successors or assigns to return any ITC Source Code in InfoCast's possession until the earlier of:

                        (i)    the  effective   date  of   termination  of  this
                               agreement; or

                        (ii) the date upon which the Source Code has been Electronically Converted by InfoCast.

            (b) All Source Code provided to InfoCast by ITC in respect of the Products shall be treated as confidential and restricted material by InfoCast and shall be used by InfoCast only in connection with its conversion into a format capable of Electronic Distribution and shall be disclosed to employees and agents of InfoCast only on a "need to know" basis. InfoCast shall not alter the intellectual property of the Products without the prior written consent of ITC. InfoCast will protect all ITC Source Code provided to it with the same level of confidentiality as would be provided for very sensitive material. Precautions shall include, but not be limited to the following:

                        (i)         document tracking system;

                        (b)         secure data storage on InfoCast servers;

                        (c) secure location of servers inaccessible from outside the building housing such servers;

                        (d) secure, restricted access to any room in which InfoCast servers are stored.

            All Source Code created by InfoCast and provided to ITC shall be afforded similar protections.


             ARTICLE VII - CO-OPERATIVE DISTRIBUTION, MARKETING AND
                               INFORMATION SHARING

7.1         Co-operative Distribution

            InfoCast and ITC agree that the distribution of all Electronically Converted Products is beneficial to both parties hereto. In recognition thereof, InfoCast will not charge ITC any fee in respect of storage of Electronically Converted Products of any servers owned or licensed by InfoCast.

7.2         Co-operative Marketing Commitments

            InfoCast and ITC agree to use their reasonable best efforts to support each other's marketing efforts with respect to Electronically Converted Products.

7.3         Sharing of Client Lists and Related Information

            Each of ITC and InfoCast will maintain databases ("Product Related Databases") containing details of all persons to whom the Products are licensed or sold via Electronic Distribution and all prospective licensees or purchasers identified by the parties. ITC and InfoCast agree to provide each other with access to their respective Product Related Databases for the purpose of facilitating the marketing and promotion of the Products.

            Each party's respective customers shall remain their property and primary account. However, joint marketing efforts by ITC and InfoCast may be made to such customers from time to time and, if agreed in writing to be a joint marketing initiative as contemplated in Section 8.02(d), all revenues generated from such joint marketing efforts will be shared in the manner prescribed in
Section 8.02(d).

7.4         Protection of Key Relationships

            ITC recognizes the critical relationship that has been developed among InfoCast, AT&T Canada Corp. ("AT&T") and Sun Microsystems Inc. ("Sun") in connection with the development, implementation and commercial roll out of the AT&T Learning Partner Program (the "LPP"). ITC hereby undertakes and covenants not to deal directly with AT&T or Sun or their affiliated or related companies (other than in circumstances where ITC has an existing contractual relationship as of the date of this agreement with any such entity) in connection with the Electronic Distribution of any of the Products.

                      ARTICLE VIII - FINANCIAL ARRANGEMENTS

8.1         Distribution Rights Fee

            (a) In consideration of the distribution rights hereby granted to InfoCast by ITC, InfoCast hereby agrees to pay ITC $1,000,000 in accordance with the payment terms prescribed in paragraph (b) of this Section 8.01. In the event InfoCast effects Electronic Distribution of any of the Products to more than 150,000 Licensed Purchasers (such Licensed Purchasers in excess of the first 150,000 being referred to herein as "Additional Licensees"), InfoCast and ITC shall share revenue generated therefrom in accordance with Section 8.02.

            (b) Payment by InfoCast of the fees contemplated in paragraph (a) of this Section 8.01 shall be made by certified cheque, bank draft or electronic wire transfer as follows:

                        (i)         $250,000  on March 5, 1999 and  $250,000  on
                                    March 12, 1999 in accordance with the terms and conditions generally contemplated in the MOU and more specifically prescribed herein; and

                        (ii)        $500,000 on May 31, 1999.

            (c) ITC and InfoCast acknowledge and agree that, as of the date of this agreement, InfoCast and its legal counsel have not yet been afforded the opportunity to review the documentation pursuant to which certain licensors to and creditors of ITC have certain rights or security interests in the Products. ITC agrees to provide to InfoCast within seven (7) days from the date of this agreement, for review by its legal counsel:

                        (i) all material documents relating to those Products licensed to ITC by third parties that may contain provisions restricting ITC from granting InfoCast rights to use the Products as contemplated herein; and

                        (ii) all material documents in connection with security interests of any third party over the Products specifically or over all of the assets of ITC generally (all material
                                    documents   referred  to  in  the  preceding
                                    paragraph (I) and this paragraph (ii) being called the "Encumbering Documents")

                        In the event legal counsel, in its reasonable professional opinion, is of the view that the provisions of any of the Encumbering Documents materially prejudice or could reasonably be anticipated to materially prejudice InfoCast=s rights under the agreement (including, without limiting the generality of the foregoing, materially prejudicing InfoCast=s perpetual right to use and commercially exploit the Products subsequent to them being Electronically Converted), InfoCast shall give ITC written notice of the determination of its legal counsel and termination of the agreement and ITC shall, within 10 days of receipt of such written notice from InfoCast, return by certified cheque or bank draft all money advanced to ITC pursuant to Section 8.01. All Encumbering Documents will, after successful review by InfoCast's legal counsel, be added to Schedule "3" of the agreement.


8.2         Revenue Sharing

            (a) InfoCast and ITC acknowledge and agree that the payment of $1,000,000 to ITC in accordance with Section 8.01(a) represents payment in full to ITC in respect of the first 150,000 User Licenses sold by InfoCast. ITC will not be entitled to any revenue participation in respect of the sale by InfoCast of the first 150,000 User Licenses.

            (b) All revenue generated from licensing Products Electronically Converted by InfoCast to Additional Licensees (such term being defined in Section 8.01(a) hereof) shall be shared between ITC and InfoCast. The gross revenue generated from the licensing of an Electronically Converted Product shall be the amount actually received by InfoCast or ITC in respect of a particular User Licence(the "Gross Revenue"). The Gross Revenue in respect of each Product licensing transaction shall be allocated 75% to whichever of ITC or InfoCast consummated the licensing transaction and 25% to the other party. All licensing transactions shall be monitored and tracked by both ITC and InfoCast. The Gross Revenue allocations from licensing transactions shall be compiled and agreed to by each of ITC and InfoCast each month and distributed in accordance with the agreed allocations as soon as practicable thereafter.

            (c) All revenue generated from the sale and/or licensing of Non-converted Products by InfoCast to End Users shall be shared between ITC and InfoCast. The gross revenue generated from the sale and/or licensing of Non-converted Products (the "NCP Gross Revenue") shall be the amount actually received by InfoCast in respect of a particular sale or licensing of Non-converted Product. The NCP Gross Revenue determined in respect of the sale or licensing by InfoCast of each Non-converted Product shall be allocated 30% to InfoCast and 70% to ITC. NCP Gross Revenue allocated to ITC shall be distributed to ITC within thirty (30) days of receipt thereof by InfoCast.

            (d) All revenue generated from the sale and/or licensing of Electronically Converted Products resulting from marketing initiatives agreed in advance and in writing by ITC and InfoCast to be joint marketing initiatives will be allocated equally among ITC and InfoCast and distributed immediately following receipt by any one of ITC and InfoCast.

                            ARTICLE IX - ARBITRATION

9.1         Arbitration

            If any dispute or controversy shall occur between the parties hereto relating to the interpretation or implementation of any of the provisions of this agreement, such dispute shall be resolved by arbitration. Such arbitration shall be conducted by a single arbitrator. The arbitrator shall be appointed by agreement between the parties or, in default of agreement, such arbitrator shall be appointed by a Judge of appropriate jurisdiction in the State of Delaware upon the application of any of the said parties and such Judge shall be entitled to act as such arbitrator, if he so desires. Any such arbitration shall be held in the State of Delaware. The procedure to be followed shall be agreed by the parties or, in default of agreement, determined by the arbitrator. The arbitrator shall have the power to proceed with the arbitration and to deliver his award notwithstanding the default by any party in respect of any procedural order made by the arbitrator. The arbitration shall proceed in accordance with the provisions of applicable arbitration laws of the State of Delaware. It is further agreed that such arbitration shall be a condition precedent to the commencement of any action at law. The decision arrived at by the arbitrator shall be final and binding and no appeal shall lie therefrom. Judgment upon the award rendered by the arbitrator may be entered in any court having jurisdiction.

                     ARTICLE X - CONFIDENTIALITY PROVISIONS

10.1        Confidentiality

            InfoCast and ITC shall treat as confidential and appropriately safeguard both during the life of this agreement and thereafter and all technical information pertaining to the Products including any and all Source Code materials and all information pertaining to their respective business or assets. To the extent warranted each party hereto may, from time to time, grant to the other non-exclusive licenses to utilize such knowhow and other information pertaining to the Products in furtherance of marketing, selling and distribution of Products as agreed upon hereunder.

                             ARTICLE XI - ASSIGNMENT

11.1        Assignment

            Except as expressly provided herein, neither party to this agreement shall be entitled to assign its rights and obligations hereunder without the prior written consent of the party hereto, which shall not be unreasonably withheld. Notwithstanding the foregoing, nothing contained herein shall prevent InfoCast from effecting an assignment of this agreement and/or a transfer of all or any of the shares to an affiliated, related or associated company of that party (as such terms are used in the income tax legislation of the United States of America or Canada) without the prior written consent of ITC.

                  ARTICLE XII - TERM, TERMINATION AND SURVIVAL

12.01       Term

            The term of this Agreement commences on the date of this agreement first written above and terminates on the third year anniversary thereof or until it is terminated by one of the parties in accordance with this agreement.

12.02       Termination

            (a) This agreement may be terminated immediately upon the commencement or happening of any occurrence connected with the insolvency, bankruptcy, dissolution or liquidation of ITC or InfoCast (the "Insolvent Party") by written notice of termination to the Insolvent Party by the other party.

            (b)         In the event of a  material  default  by a party  hereto
                        (the "Defaulting Party") in the performance of its obligations under this agreement, the other party hereunder (the "Non-defaulting Party") shall give the Defaulting Party detailed written notice of the alleged default (the "Default Notice"). In the event the Defaulting Party is of the view that it is not in default of a material obligation under the agreement, the matter shall be arbitrated in accordance with
                        Section 9.01 hereof and the Defaulting Party shall give the Non-Defaulting Party written notice thereof ("Arbitration Notice") within five (5) days of receipt of the Default Notice. If an Arbitration Notice is not given to the Non-Defaulting Party within the five (5) day period, the Defaulting Party shall be deemed to have acknowledged the alleged default and shall have sixty
                        (60) days from the date of receipt of the Default Notice to remedy the default. If the default is not remedied within the sixty (60) day period, the Non-Defaulting Party may give written notice ("Termination Notice") that the agreement is terminated and termination shall be effective on the date of receipt by the Defaulting Party of the Termination Notice.

            (c)         This  agreement  may be  terminated  by  InfoCast in the
                        manner   and   under   the   restricted    circumstances
                        contemplated in Section 8.18 hereof.

            (d) Without prejudice to any other rights of either party under this agreement, if this agreement is terminated pursuant to paragraph (a), (b) or 8 above, all amounts owing by one party hereunder to another shall immediately become due and payable.

12.03       Survival

            Notwithstanding termination of this agreement for any reason, the rights and obligations of the parties prescribed in Section 4.01 and Sections 8.02(b) and (d) shall survive this agreement indefinitely.

                   ARTICLE XIII - GENERAL CONTRACT PROVISIONS

13.1        Entire Agreement

            This agreement constitutes the entire agreement between and parties and supercedes all previous agreements and understandings between the parties in any way relating to the subject matter hereof. It is expressly understood and agreed that no representations, inducements, promises or agreements between the parties, oral or otherwise, not embodied herein shall be of any force or effect.

13.2        Severability

            If any covenant or other provision of this agreement is invalid, illegal or incapable of being enforced by reason of any rules of laws or public policy, all other conditions and provisions of this agreement shall, nevertheless, remain in full force and effect.

13.3        Agreement Binding Upon Successors and Assigns

            Subject to the restrictions on assignment herein contained, this agreement shall enure to the benefit of and be binding upon the parties and their respective successors and permitted assigns.

13.4        Waiver of Obligations

            Either party hereto may be written instrument unilaterally waive any obligation of or restriction imposed upon the other party under this agreement. No failure, refusal or neglect of either party hereto to exercise any right under this agreement or to insist upon full compliance by the other party with its obligations hereunder shall constitute a waiver of any provision of this agreement.

13.5        Notices

            All notices, requests, demands or other communications by the terms hereof required or permitted to be given by one party to another shall be given in writing by personal delivery or by registered mail, postage prepaid, addressed to the other party or delivered to such other party as follows:

            To InfoCast Corporation:      1 Richmond Street West
                                          Suite 901
                                          Toronto, Ontario
                                          M5H 3W4

                                          Attention: A. T. Griffis
                                          Fax:  (416) 867-8160

            To ITC:                       13515 Dulles Technology Drive
                                          Herndon, Virginia
                                          20171

                                          Attention:  Carl Stevens
                                          Fax:  (703) 713-0065

or at such other address as may be given by either of them to the other in writing from time to time, and such notices, requests, demands and other communications shall be deemed to have been received when delivered, or if mailed, forty-eight (48) hours after 12:01 a.m. on the date of mailing hereof, provided that if any such notice, request, demand or other communication shall have been mailed and if registered mail service shall be interrupted by strikes or other irregularities on or before the second business day after the mailing thereof, on or before the second business day after the mailing thereof, such notices, requests, demands and other communications shall be deemed to have been received forty-eight (48) hours after 12:01 a.m. on the date of resumption of registered mail service.

13.6         Counterparts

            This agreement may be executed in several counterparts, each of which so executed being deemed to be an original, and such counterparts together shall constitute but one and the same instruments.


            IN WITNESS WHEREOF:


                                          INFOCAST CORPORATION



                                          Per: /s/ (signature is illegible)



                                          ITC LEARNING CORPORATION



                                          Per: /s/ Carl D. Stevens